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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Each of the undersigned hereby constitutes and appoints Jack Friedman, Stephen G. Berman and Joel M. Bennett, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead, individually and in each capacity stated below, one or more amendments (including without limitation post-effective amendments) to this registration statement, any related Rule 462(b) registration statement and any other documents related thereto, to file the same (and any exhibit thereto) with the Commission and to take any other action to effect the registration under the Securities Act of 1933 of common stock of the registrant subject thereto, as the attorney-in-fact acting in the premises deems appropriate as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, acting severally, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                              Date
---------                        -----                              ----
/s/ Jack Friedman          Chairman and Chief                 September 5, 2003
---------------------      Executive Officer
Jack Friedman              (Principal Executive
                           Officer)

/s/ Joel M. Bennett        Chief Financial Officer            September 5, 2003
---------------------      (Principal Financial and
Joel M. Bennett            Accounting Officer)

/s/ Stephen G. Berman      Director                           September 5, 2003
---------------------
Stephen G. Berman

/s/ David C. Blatte        Director                           September 5, 2003
---------------------
David C. Blatte

/s/ Robert E. Glick        Director                           September 5, 2003
---------------------
Robert E. Glick

/s/ Michael G. Miller      Director                           September 5, 2003
---------------------
Michael G. Miller

/s/ Murray L. Skala        Director                           September 5, 2003
---------------------
Murray L. Skala